                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                             ---------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):    September 30, 1998
                                                         ------------------



                           THE INTERCEPT GROUP, INC.
                           -------------------------
                           (Exact Name of Registrant
                         as Specified in its Charter)




 Georgia                        01-14213                        58-2237359
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(State or Other               (Commission                      (I.R.S. Employer
Jurisdiction of               File Number)                   Identification No.)
Incorporation)



3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia                    30071
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   (Address of Principal Executive Offices)                          (Zip Code)



      Registrant's telephone number, including area code:  (770) 248-9600
                                                           --------------



                                      N/A
                    ------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to the terms of that certain Asset Purchase Agreement dated September 30, 1998 (the "Agreement") by and between ProVesa, Inc., a wholly owned subsidiary of The InterCept Group, Inc. ("InterCept"), Mercantile Corporation ("Mercantile"), and Dale May, effective as of August 1, 1998 InterCept acquired certain assets and assumed certain liabilities of Advance Data, an Arkansas general partnership (the "Transaction") for a total purchase price (the "Purchase Price") of approximately $1,100,000. The acquired assets consisted of cash, accounts receivable, data processing equipment and various other assets. InterCept paid the Purchase Price in cash at the closing of the transaction using proceeds from the initial public offering of its common stock. InterCept intends to continue to use the acquired assets to provide data processing services in Arkansas.

     Advance Data is a Jonesboro, Arkansas-based provider of core data processing, item capture and check imaging services to customers throughout Arkansas. Advance Data served 7 financial institutions at the time of the transaction.

     This Form 8-K contains statements which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or expectations of the Company and its management with respect to , among other things: (i) the anticipated impact of certain events and circumstances; (ii) trends affecting the Company; and (iii) the Company's growth and operating strategy. The words "may," "will," "anticipate," "believe," "intend," "plans," "allows," "strategy" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected in the forward-looking statements as a result of the Company's brief combined operating history, its ability to obtain and manage growth, risks related to acquisitions and the integration of acquired assets and businesses, customer attrition and competition and various other factors discussed in detail in the Company's filings with the Securities and Exchange Commission, including the "Risk Factors" section in InterCept's Registration Statement on Form S-1 (Registration No. 333-47197), as declared effective by the Securities and Exchange Commission on June 9, 1998.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     It is impractical to provide the required financial statements for Advance Data at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

(B)  PRO FORMA FINANCIAL INFORMATION.

     It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

(C)  EXHIBITS.

2.1 Asset Purchase Agreement dated September 30, 1998 by and between ProVesa, Inc., Mercantile Corporation, and Dale May.*

99.1 Press Release dated September 30, 1998.

*Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE INTERCEPT GROUP, INC.



                              By:   /s/ Scott R. Meyerhoff
                                    -----------------------------------------
                                    Scott R. Meyerhoff
                                    Chief Financial Officer

Dated:  October 14, 1998

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                                 EXHIBIT INDEX

Exhibit                                                               Page
-------                                                               ----

2.1 Asset Purchase Agreement dated September 30, 1998 by and between ProVesa, Inc., Mercantile Corporation, and Dale May.*

99.1 Press Release dated September 30, 1998.


*Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

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